UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported) July 30, 2001
                                                          --------------
                                                          (July 27, 2001)
                                                          --------------

                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


          New Mexico                 Commission                85-0019030
----------------------------                            ------------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
    of Incorporation)                        ------      Identification) Number)



             Alvarado Square, Albuquerque, New Mexico      87158
             ----------------------------------------      -----
             (Address of principal executive offices)    (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 9.    Regulation FD Disclosure

The following is a press release issued by the Company on July 27, 2001 and is being filed herewith as a Regulation FD Disclosure.

PNM Asks N.M. Regulators to Reconsider Holding Company Order

ALBUQUERQUE, N.M. July 27, 2001 -PNM, Public Service Company of New Mexico (NYSE:PNM) today asked the New Mexico Public Regulation Commission (PRC) to reconsider conditions imposed in a commission order approving PNM's formation of a new holding company.

The holding company order, issued June 28, places approximately 40 restrictions on the new corporate structure. PNM believes some of those conditions are unnecessarily burdensome and could have an adverse effect on the company's ability to respond effectively to changing conditions in the utility industry and in the energy marketplace.

In its request for rehearing, the company asks the PRC to reconsider provisions of the order that:

     o    Restrict PNM's ability to pay dividends;
     o    Limit the company's ability to invest in new generating plants;
     o Prohibit the utility from owning stock in any affiliate of the holding company;
     o Require PNM to provide the commission with business plans for all non-regulated affiliates;
     o Waive any PNM claim to recovery of costs allowed in Federal Energy Regulatory Commission (FERC) proceedings but denied by the New Mexico PRC.

The PRC has until August 16 to respond to PNM's request for rehearing. If the commission does not act by then, the request is automatically denied.

PNM is a combined electric and gas utility serving approximately 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM stock is traded primarily on the NYSE under the symbol PNM.



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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PUBLIC SERVICE COMPANY OF NEW MEXICO
                                 -----------------------------------------
                                           (Registrant)


Date:  July 30, 2001                           /s/ John R. Loyack
                                 -----------------------------------------
                                                 John R. Loyack
                                      Vice President, Corporate Controller
                                          and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)





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